UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2024
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Incentive Plan (EIP) Bonuses for Fiscal 2023

On February 13, 2024, the Compensation and Leadership Resources Committee (the “CLRC”) of the Board of Directors of Advanced Micro Devices, Inc. (the “Company”) approved the following annual cash performance bonuses under the EIP to the following covered executive officers:

Covered Executive Officer	Fiscal 2023 Annual Cash Performance Bonuses
Jean Hu, Executive Vice President, Chief Financial Officer and Treasurer	$ 507,968
Darren Grasby, Executive Vice President, Strategic Partnerships(1)	$ 499,403
Mark Papermaster, Executive Vice President and Chief Technology Officer, Technology and Engineering	$ 587,672
Victor Peng, President, AMD	$ 682,819
________________
(1) Mr. Grasby’s Fiscal 2023 Annual Cash Performance Bonus of £391,781 was converted from British pounds to U.S. dollars using an exchange rate of 1.2747 U.S. dollars per 1.00 British pound, which was the exchange rate reported by Bloomberg Financial as of 12/30/23.

On February 14, 2024, the Board of Directors of the Company approved the following annual cash performance bonus under the EIP for the Company’s Chair, President and Chief Executive Officer:

Lisa T. Su, Chair, President and Chief Executive Officer	$ 1,432,800

These bonus awards are expected to be paid in March 2024.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2024, the Board of Directors of Advanced Micro Devices, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (as amended, the “Bylaws”). The amendments to the Bylaws establish the applicable requirements and procedures in connection with permitting stockholders who hold, in the aggregate, and have held continuously for a period of at least one year prior to the date such request is delivered, not less than 20% of the voting power of all outstanding shares of stock of the Company, to call a special meeting of stockholders. The amendments to the Bylaws also incorporate certain technical, modernizing, clarifying and conforming changes.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Advanced Micro Devices, Inc. Amended and Restated Bylaws, as amended on February 13, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2024	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Ava M. Hahn
	Name:	Ava M. Hahn
	Title:	Senior Vice President, General Counsel & Corporate Secretary